UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

ARGYLE SECURITY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Commencing March 1, 2007, Argyle Security Acquisition Corporation (“Argyle”) intends to hold presentations for its stockholders regarding its proposed acquisition of ISI Detention Contracting Group, Inc. (“ISI”), as described in Argyle’s Form 8-K dated December 8, 2006. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

Argyle and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Argyle stockholders to be held to approve the acquisition of ISI. Argyle’s stockholders are advised to Argyle’s registration statement on Form S-4, as amended, and definitive proxy statement, when available, in connection with Argyle’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Bob Marbut, Argyle Security Acquisition Corporation, 200 Concord Plaza, Suite 700, San Antonio, TX 78216. The registration statement on Form S-4, as amended, and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Non-GAAP Financial Measures

The presentation attached as Exhibit 99.1 contains disclosure of EBITDA and backlog of orders for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. As used in the presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses that the Company and ISI agreed should not reduce EBITDA. The companies do not expect these expenses to continue after the closing of the merger. Management believes that adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. Management believes that backlog of orders, or unearned revenue on projects that have been booked, is an appropriate measure of evaluating operating performance, because it reflects future potential revenues. The disclosure of adjusted EBITDA or backlog of orders may not be comparable to similarly titled measures reported by other companies. Neither EBITDA nor backlog of orders is a recognized term under U.S. GAAP and EBITDA and backlog of orders should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Neither adjusted EBITDA nor backlog of orders is a completely representative measure of either the historical performance or, necessarily, the future potential of ISI.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation dated March 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY ACQUISITION CORPORATION

Date: February 28, 2007	By:	/s/ Bob Marbut
Bob Marbut Chairman and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation dated March 2007